Exhibit 10.8

Spouse Consent Letter

To: ZeroLimit Holdings (Shenzhen) Co., Ltd.

I, Xiulan Qu (PRC ID Card Number: XXXXXXXXXXXXXXXXXX), the legal spouse of Mr. Jian Gang (PRC ID Card Number: XXXXXXXXXXXXXXXXXX). I hereby unconditionally and irrevocably agree that, the equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXX) held and registered in the name of my spouse Mr. Jian Gang (“Target Equity Interests”), shall be disposed of in accordance with the arrangement under a series of contractual agreements (including, the Exclusive Consulting and Services Agreement, the Exclusive Option Agreement, the Equity Interest Pledge Agreement and the Powers of Attorney) (“Contractual Agreements”) executed by my spouse on May 24, 2023.

In order to avoid possible disputes, I hereby unconditionally and irrevocably make the following commitment and confirmation:

1. Target Equity Interests do not belong to the common property of Mr. Jian Gang and I.

2. I fully acknowledge and agree Mr. Jian Gang to sign the Contractual Agreements. In particular, I fully acknowledge and independently and irrevocably agree to the agreement made in the Contractual Agreements regarding the limitation, pledge, transfer or disposal of Target Equity Interests in Zhenglian Shenzhen and its subsidiaries. I confirm that I will give full cooperation to the implementation of the Contractual Agreements at any time.

3.   I hereby further undertake to not take any action for purpose of arising conflicts with the Contractual Agreements, including claiming the Target Equity Interests to be the common property of me and my spouse to influence or to impede my spouse’s performance of the obligations under the Contractual Agreements. I hereby unconditionally and irrevocably waive any rights or interests in relation to the Target Equity Interests that may be granted to me under any applicable law.

4.   I confirm and agree that, the equity interests owned by my spouse under the Contractual Agreements (“Equity Interests Owned by the Spouse”) shall be attribute to my spouse in any condition, and my spouse can pledge, sell or dispose of the Equity Interests owned by my Spouse pursuant to such agreements without my consent. I further confirm that, my spouse can perform the Contractual Arrangements and further amend or terminate the Contractual Arrangements without the authorization or consent from me. I have no right to claim any rights in relation to the Equity Interests Owned by my Spouse in any case, including but not limited to, voting right, disposal right and any economic benefits generated (if any). I undertake to execute all necessary documents, and to take all necessary actions to ensure the due performance of the Contractual Agreements (as amended from time to time). I agree and undertake that, if I obtain any equity interests in Zhenglian Shenzhen owned by my spouse for any reason, I will be bound by the Contractual Agreements (as amended from time to time) and comply with the obligations hereto as the shareholder of Zhenglian Shenzhen, and for this purpose, upon the request from the holders of the rights under the Contractual Agreements, I shall execute a series of written documents in the same formats and contents as the Contractual Agreements (as amended from time to time).

5.   I further confirm, covenant and undertake that, in case of death or incapacity of my spouse, divorce or any other circumstance that may impact the exercise of the shareholder’s rights in Zhenglian Shenzhen by my spouse, me and any of my successors, guardians, creditors and any other persons that are entitled to claim benefits or interests to the equity interests in Zhenglian Shenzhen held by my spouse, I will not take any actions that will influence or impede the performance of obligations under the Contractual Agreements by my spouse.

6.   The promises, confirmations, consents and authorizations made in this letter will not be revoked, reduced, invalid or otherwise adversely changed due to the increase, decrease, merger or other similar events of the equity interests of Zhenglian Shenzhen.

7.   The promises, confirmations, consents and authorizations made in this letter shall not be revoked, reduced, invalid or otherwise adversely changed due to the loss or limitation of civil capacity, death, or divorce.

8.   The promises, confirmations, consents and authorizations made in this letter will remain valid until written confirmation of termination is made by your company and I. Your company and Ms. Baifen Le do not need to make any monetary or non-monetary reimbursement to me due to my aforesaid commitment, confirmation, consent and authorization.

9.   This letter will be effective upon my signature, and its validity period is the same as that of the Exclusive Option Agreement.

10.   Any other matters not covered in this letter, including but not limited to applicable law, dispute resolution, definition and interpretation, are the same as those agreed in the Contractual Agreements (as amended from time to time).

/s/ Xiulan Qu

Signature:

Date: May 24, 2023

3

Spouse Consent Letter

To: ZeroLimit Holdings (Shenzhen) Co., Ltd.

I, Xiaoxia Deng (PRC ID Card Number: XXXXXXXXXXXXXXXXXX), the legal spouse of Mr. Kai Hu (PRC ID Card Number: XXXXXXXXXXXXXXXXXX). I hereby unconditionally and irrevocably agree that, the equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXX) held and registered in the name of my spouse Mr. Kai Hu (“Target Equity Interests”), shall be disposed of in accordance with the arrangement under a series of contractual agreements (including, the Exclusive Consulting and Services Agreement, the Exclusive Option Agreement, the Equity Interest Pledge Agreement and the Powers of Attorney) (“Contractual Agreements”) executed by my spouse on May 24, 2023.

In order to avoid possible disputes, I hereby unconditionally and irrevocably make the following commitment and confirmation:

1. Target Equity Interests do not belong to the common property of Mr. Kai Hu and I.

2. I fully acknowledge and agree Mr. Kai Hu to sign the Contractual Agreements. In particular, I fully acknowledge and independently and irrevocably agree to the agreement made in the Contractual Agreements regarding the limitation, pledge, transfer or disposal of Target Equity Interests in Zhenglian Shenzhen and its subsidiaries. I confirm that I will give full cooperation to the implementation of the Contractual Agreements at any time.

3.   I hereby further undertake to not take any action for purpose of arising conflicts with the Contractual Agreements, including claiming the Target Equity Interests to be the common property of me and my spouse to influence or to impede my spouse’s performance of the obligations under the Contractual Agreements. I hereby unconditionally and irrevocably waive any rights or interests in relation to the Target Equity Interests that may be granted to me under any applicable law.

4.   I confirm and agree that, the equity interests owned by my spouse under the Contractual Agreements (“Equity Interests Owned by the Spouse”) shall be attribute to my spouse in any condition, and my spouse can pledge, sell or dispose of the Equity Interests owned by my Spouse pursuant to such agreements without my consent. I further confirm that, my spouse can perform the Contractual Arrangements and further amend or terminate the Contractual Arrangements without the authorization or consent from me. I have no right to claim any rights in relation to the Equity Interests Owned by my Spouse in any case, including but not limited to, voting right, disposal right and any economic benefits generated (if any). I undertake to execute all necessary documents, and to take all necessary actions to ensure the due performance of the Contractual Agreements (as amended from time to time). I agree and undertake that, if I obtain any equity interests in Zhenglian Shenzhen owned by my spouse for any reason, I will be bound by the Contractual Agreements (as amended from time to time) and comply with the obligations hereto as the shareholder of Zhenglian Shenzhen, and for this purpose, upon the request from the holders of the rights under the Contractual Agreements, I shall execute a series of written documents in the same formats and contents as the Contractual Agreements (as amended from time to time).

5.   I further confirm, covenant and undertake that, in case of death or incapacity of my spouse, divorce or any other circumstance that may impact the exercise of the shareholder’s rights in Zhenglian Shenzhen by my spouse, me and any of my successors, guardians, creditors and any other persons that are entitled to claim benefits or interests to the equity interests in Zhenglian Shenzhen held by my spouse, I will not take any actions that will influence or impede the performance of obligations under the Contractual Agreements by my spouse.

6.   The promises, confirmations, consents and authorizations made in this letter will not be revoked, reduced, invalid or otherwise adversely changed due to the increase, decrease, merger or other similar events of the equity interests of Zhenglian Shenzhen.

7.   The promises, confirmations, consents and authorizations made in this letter shall not be revoked, reduced, invalid or otherwise adversely changed due to the loss or limitation of civil capacity, death, or divorce.

8.   The promises, confirmations, consents and authorizations made in this letter will remain valid until written confirmation of termination is made by your company and I. Your company and Ms. Baifen Le do not need to make any monetary or non-monetary reimbursement to me due to my aforesaid commitment, confirmation, consent and authorization.

9.   This letter will be effective upon my signature, and its validity period is the same as that of the Exclusive Option Agreement.

10.   Any other matters not covered in this letter, including but not limited to applicable law, dispute resolution, definition and interpretation, are the same as those agreed in the Contractual Agreements (as amended from time to time).

/s/ Xiaoxia Deng

Signature:

Date: May 24, 2023

4

Spouse Consent Letter

To: ZeroLimit Holdings (Shenzhen) Co., Ltd.

I, Guangqing Hu (PRC ID Card Number: XXXXXXXXXXXXXXXXXX), the legal spouse of Ms. Baifen Le (PRC ID Card Number: XXXXXXXXXXXXXXXXXX). I hereby unconditionally and irrevocably agree that, the equity interests in Zhenglian Technology (Shenzhen) Co., Ltd. (“Zhenglian Shenzhen,” PRC USCI Number: XXXXXXXXXXXXXXXXXX) held and registered in the name of my spouse Ms. Baifen Le (“Target Equity Interests”), shall be disposed of in accordance with the arrangement under a series of contractual agreements (including, the Exclusive Consulting and Services Agreement, the Exclusive Option Agreement, the Equity Interest Pledge Agreement and the Powers of Attorney) (“Contractual Agreements”) executed by my spouse on May 24, 2023.

In order to avoid possible disputes, I hereby unconditionally and irrevocably make the following commitment and confirmation:

1.   Target Equity Interests do not belong to the common property of Ms. Baifen Le and I.

2.   I fully acknowledge and agree Ms. Baifen Le to sign the Contractual Agreements. In particular, I fully acknowledge and independently and irrevocably agree to the agreement made in the Contractual Agreements regarding the limitation, pledge, transfer or disposal of Target Equity Interests in Zhenglian Shenzhen and its subsidiaries. I confirm that I will give full cooperation to the implementation of the Contractual Agreements at any time.

3.   I hereby further undertake to not take any action for purpose of arising conflicts with the Contractual Agreements, including claiming the Target Equity Interests to be the common property of me and my spouse to influence or to impede my spouse’s performance of the obligations under the Contractual Agreements. I hereby unconditionally and irrevocably waive any rights or interests in relation to the Target Equity Interests that may be granted to me under any applicable law.

4.   I confirm and agree that, the equity interests owned by my spouse under the Contractual Agreements (“Equity Interests Owned by the Spouse”) shall be attribute to my spouse in any condition, and my spouse can pledge, sell or dispose of the Equity Interests owned by my Spouse pursuant to such agreements without my consent. I further confirm that, my spouse can perform the Contractual Arrangements and further amend or terminate the Contractual Arrangements without the authorization or consent from me. I have no right to claim any rights in relation to the Equity Interests Owned by my Spouse in any case, including but not limited to, voting right, disposal right and any economic benefits generated (if any). I undertake to execute all necessary documents, and to take all necessary actions to ensure the due performance of the Contractual Agreements (as amended from time to time). I agree and undertake that, if I obtain any equity interests in Zhenglian Shenzhen owned by my spouse for any reason, I will be bound by the Contractual Agreements (as amended from time to time) and comply with the obligations hereto as the shareholder of Zhenglian Shenzhen, and for this purpose, upon the request from the holders of the rights under the Contractual Agreements, I shall execute a series of written documents in the same formats and contents as the Contractual Agreements (as amended from time to time).

5.   I further confirm, covenant and undertake that, in case of death or incapacity of my spouse, divorce or any other circumstance that may impact the exercise of the shareholder’s rights in Zhenglian Shenzhen by my spouse, me and any of my successors, guardians, creditors and any other persons that are entitled to claim benefits or interests to the equity interests in Zhenglian Shenzhen held by my spouse, I will not take any actions that will influence or impede the performance of obligations under the Contractual Agreements by my spouse.

6.   The promises, confirmations, consents and authorizations made in this letter will not be revoked, reduced, invalid or otherwise adversely changed due to the increase, decrease, merger or other similar events of the equity interests of Zhenglian Shenzhen.

7.   The promises, confirmations, consents and authorizations made in this letter shall not be revoked, reduced, invalid or otherwise adversely changed due to the loss or limitation of civil capacity, death, or divorce.

8.   The promises, confirmations, consents and authorizations made in this letter will remain valid until written confirmation of termination is made by your company and I. Your company and Ms. Baifen Le do not need to make any monetary or non-monetary reimbursement to me due to my aforesaid commitment, confirmation, consent and authorization.

9.   This letter will be effective upon my signature, and its validity period is the same as that of the Exclusive Option Agreement.

10.   Any other matters not covered in this letter, including but not limited to applicable law, dispute resolution, definition and interpretation, are the same as those agreed in the Contractual Agreements (as amended from time to time).

/s/ Guangqing Hu

Signature:

Date: May 24, 2023